UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 25, 1998

			 CENTEX HOME EQUITY CORPORATION
	    Home Equity Loan Pass-Through Certs., Series 1998-2 Trust


New York (governing law of          333-39325-04   52-2109584
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, MD                                        (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



	 c/o Norwest Bank Minnesota, N.A.
	 7485 New Horizon Way                                 21703
	 Frederick, MD  21703                                (Zip Code)

	 (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On September 25, 1998 a distribution was made to holders of CENTEX HOME EQUITY CORPORATION, Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

	     EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust, relating to the September 25, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



			  CENTEX HOME EQUITY CORPORATION
	     Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust

	      By:   Norwest Bank Minnesota, N.A., as Trustee
	      By:   /s/ Sherri J. Sharps, Vice president
	      By:   Sherri J. Sharps, Vice president
	      Date: 9/30/98


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust, relating to the September 25, 1998 distribution.